SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                         -------------

                           FORM 8-K

                        CURRENT REPORT

              Pursuant to Section 12 or 15(d) of the

                   Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 15, 1997

                 ELECTROMAGNETIC SCIENCES, INC.
      ----------------------------------------------------
      (Exact name of registrant as specified in charter)


   Georgia                  0-6072              58-1035424
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(State or other           (Commission         (IRS Employer
jurisdiction of           File Number)        Identification
incorporation)                                      No.)


        660 Engineering Drive, Norcross, Georgia 30092
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           (Address of principal executive offices)

Registrant's telephone number, including area code 770-263-9200
                                                   ------------
Item 5.  Other Events.

     Electromagnetic Sciences, Inc. (the "Company") is filing this Report on Form 8-K for the purpose of providing a readily available document, setting forth the following cautionary statements, that may be referenced pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

     In meetings and other conversations with analysts, investors and investment managers, Company representatives may from time-to-time make forward-looking statements regarding future events or the future performance of the Company. Such statements may concern, among other matters: expectations or perceived potential for new or existing products or markets; anticipated technological advances by the Company or its competitors;
anticipated plans for, or emphasis on, product development or market initiatives; factors believed by the Company to be important to future financial performance; or the reasonableness of assumptions used by third parties in preparing projections of future financial performance.

     All such statements by their nature involve a variety of risks and uncertainties that may cause actual future events or results to differ materially from those set forth in the forward-looking statements. Important factors that could cause such material differences include, without limitation: technological developments that cause the Company's products to be less competitive or that modify the approaches that potential customers use to meet the needs for which the Company's products are designed; availability of funding for governmental or private investment in major new defense or communications infrastructure programs; technical difficulties creating delays and additional costs for the Company's product development efforts, or in performing on fixed-price customer contracts; the availability and retention of skilled technical and program-management employees; the effects of general economic conditions (including interest rates and growth in corporate profits) that affect the timing and magnitude of business investment in products of the type sold by the Company; international economic conditions and exchange rate movements affecting foreign markets and local-currency costs for the Company's products (particularly its wireless local-area network and PCS/cellular infrastructure products); activities of the Company's various competitors, including their technological advances and their pricing and marketing policies; the strength and timing of end-user acceptance of new communications services, such as high-data rate mobile systems, that provide current or potential markets for the Company's products; the Company's ability to identify and structure effective relationships with third parties that provide complementary goods or services, particularly in such new markets as healthcare and mobile satellite communications, in which the Company does not have established distribution channels; and the Company's ability to introduce new products on schedule and without incurring unexpected sales declines or costs increases during product transitions.

     In addition, the quarterly earnings contributions of certain of the Company's product areas are heavily dependent on customer orders or product shipments in the final weeks or days of the quarter; this factor can create volatility in quarterly results, and hinders the Company's ability to determine in advance whether its quarterly earnings will meet prevailing analyst expectations.



                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   ELECTROMAGNETIC SCIENCES, INC.



Date:  October 15, 1997           By: /s/  Don T. Scartz
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                                      Don T. Scartz
                                      Chief Financial Officer